Exhibit 32.1

Certification of the Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of NPC Acquisition Holdings, LLC (the “Company”) on Form 10-Q for the period ended June 26, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James K. Schwartz, President, Chief Executive Officer and Chief Operating Officer of NPC Acquisition Holdings, LLC, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 7, 2012

/s/ James K. Schwartz
James K. Schwartz
President, Chief Executive Officer and Chief Operating Officer